Exhibit 98
                                   ----------



                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



          The undersigned, Albert F. Buzzetti and Michael Lesler hereby jointly certify as follows:

          (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Bridge View Bancorp (the "Company");

          (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") complies in all material respects with the requirements of
               Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                          /s/  Albert F. Buzzetti
                                          ______________________________
                                          Albert F. Buzzetti
                                          President and Chief Executive Officer

                                          Date:  November 14, 2002



                                          /s/  Michael Lesler
                                          ______________________________
                                          Michael Lesler
                                          Senior Vice President and
                                          Chief Financial Officer

                                          Date:   November 14, 2002